EXHIBIT 10(hhhh)


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                            ------------------------

                               TIREX AMERICA INC.

                            ------------------------

                                 AMENDMENT NO. 1

                             TO EMPLOYMENT AGREEMENT

                              OF DECEMBER 22, 1996

                            ------------------------


         Amendment, made this 1st day of May 1997, by and between


                               Tirex America Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                               Tirex Canada Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)

                                       and

                               Frances Katz Levine
                               621 Clove Road
                               Staten Island, NY 10310
                                                               (the "Employee").

the parties to a certain Corporate and United States Securities Counsel Employment Agreement, dated December 22, 1996 (the "Second Employment Agreement"). Terms used in this Amendment which are defined in the Second Employment Agreement and not defined herein shall have the same meaning herein as therein.


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         Whereas,  the  Employee and the  Corporation  were parties to a certain employment agreement, dated as of January 18, 1995, as amended as of May 31, 1996 (the "First Employment Agreement") pursuant to which the Employee served as Secretary and General Counsel to the Corporation;

         Whereas, On December 22, 1996, the First Employment Agreement was terminated by the parties and replaced by the Second Employment Agreement for the purposes of continuing the employment of the Employee, in her new capacity of Corporate and United States Securities Counsel, under terms and provisions virtually identical to those contained in the First Employment Agreement;

         Whereas, It was the intention of the parties, when they entered into the Second Employment Agreement, and remains the intention of the parties as at the date hereof, that the Employee retain the right to receive any bonuses granted by the board of directors of the corporation for services rendered under the First Employment Agreement, notwithstanding that the grant of such bonuses might be effected after the December 22, 1996 termination of the First Employment Agreement, but the parties inadvertently omitted providing explicitly for such event.

                  Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to amend the Second Employment Agreement, as follows:

A.  AMENDMENT

         Section 5.2 of the Second Employment Agreement is hereby amended so as to read as follows:

                  5.2 Bonuses. the Employee shall be eligible to receive a discretionary bonus for each year (or portion thereof) during the term of this Agreement and any extensions thereof and for services heretofore rendered by the Employee for each year (or portion thereof) during which the Employee served as Secretary and General Counsel under her Executive Agreement of January 18, 1995, with the actual amount of any such bonus to be determined in the sole discretion of the Board of Directors based upon its evaluation of the Employee's performance during such year, provided however that the Employee shall be considered for bonuses at such times as the Corporation is considering granting bonuses to its executive officers and directors other than the Chief Executive Officer. The Corporation shall promptly notify the Employee of bonuses granted to any of the executive officers and/or directors of the Corporation. A failure to so notify the Employee pursuant to this paragraph 5.2 shall be considered a material breach of this agreement. All such bonuses shall be reviewed annually by the Compensation Committee, if any shall be in existence.


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B.  NO OTHER AMENDMENTS

         Except as expressly provided in this Amendment, all of the terms and conditions of the Second Employment Agreement remain in full force and effect.

C.  COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.

         In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.


                                             TIREX AMERICA INC.


                                              By  /s/ Terence C. Byrne
                                                --------------------------------
                                                Terence C. Byrne, President




                                             TIREX CANADA INC.


                                             By /s/ Terence C. Byrne
                                               ---------------------------------
                                                Terence C. Byrne, President



                                             EXECUTIVE


                                                /s/ Frances Katz Levine
                                               ---------------------------------
                                                 Frances Katz Levine


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